                                  EXHIBIT 1.1

             Form of Warrant Exercise and Placement Agent Agreement



























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

                              WARRANT EXERCISE AND
                           PLACEMENT AGENT AGREEMENT


                                                              December __, 2000
Tucker Anthony Incorporated
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Gentlemen:

         Galaxy Nutritional Foods, Inc. (f/k/a Galaxy Foods Company), a Delaware corporation (the "Company"), has issued to FINOVA Mezzanine Capital Inc. ("FINOVA") certain of its Common Stock Warrants (the "Warrants") exercisable for up to 815,000 shares of common stock, $.01 par value (the "Shares"). FINOVA has agreed to exercise the Warrants and offer and sell the Shares under the terms and conditions set forth in this letter agreement (the "Agreement"). The Company and FINOVA desire Tucker Anthony Incorporated to act as exclusive placement agent ("Placement Agent") in connection with the offer and sale of the Shares (the "Offering").

         1.       Exercise of Warrants.

                  A. FINOVA and the Company hereby agree that during the Offering Period (as defined in Section 2.B. below) FINOVA will exercise from time to time Warrants for such number of Shares as are sold by you or Soliciting Dealers (as defined in Section 2.C. below), and shall deliver promptly upon a sale of any Shares such notices, documents, instruments or other items reasonably requested by you and the Company in connection with the exercise of such Warrants. Subject to the terms of this Agreement, during the Offering Period FINOVA agrees that all Shares will be available for sale, that Warrants will be exercised when requested by you and that no Shares will be withheld or withdrawn from the operation of this Agreement. In the event that there are no sales of Shares under this Agreement, FINOVA shall have no liability to any party for any fees or costs subject to the indemnification provisions of Section 8 and the limited liability of FINOVA in the event that it refuses to exercise the Warrants pursuant to Section 11(b).

                  B. FINOVA shall be entitled to receive all of the net proceeds from the sale of Shares hereunder (after retention by you of related Selling Commissions and payment to the Company of the exercise price of the related Warrants). In consideration of FINOVA's exercise of the Warrants and sale of the Shares as described herein, the Company guarantees that FINOVA will receive average net proceeds from the sale of Shares hereunder (after retention by you of related Selling Commissions and payment to the Company of the exercise price of the related Warrants) of no less than $1.00 per Share (the "Guaranteed Minimum"). In the event that FINOVA does not receive average net proceeds from the sale of Shares hereunder (after retention by you of related Selling Commissions and payment to the Company of the exercise price of the related Warrants) of at least the Guaranteed Minimum, the Company shall pay to FINOVA the difference between the average net proceeds actually received by FINOVA and the Guaranteed Minimum. Notwithstanding any provision in this Agreement to the contrary, the parties hereto agree that the exercise price of the Warrants and the Selling Commissions shall be deducted from the sales proceeds of the Shares. FINOVA has agreed to defer the payment to it of such amounts as provided in Section 4.B. hereinbelow.



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

                  C. Notwithstanding any provision in this Agreement to the contrary, the parties hereto agree that the gross sales price of any Share sold hereunder will not be less than $3.25 (the "Minimum Price") without the express written consent of the Company.

         2.       Description of Offering and Appointment of the Placement
Agent.

                  A. You are hereby appointed as FINOVA's exclusive placement agent during the Offering Period for the purpose of finding purchasers for the Shares, on a best efforts basis for up to 815,000 Shares, through a public offering pursuant to a Registration Statement on Form S-3 (the "Registration Statement"), and the prospectus contained therein (the "Prospectus"), filed with the Securities and Exchange Commission (the "SEC") by the Company on behalf of FINOVA under the Securities Act of 1933, as amended (the "Act"). Subject to the terms and conditions contained herein, you accept such appointment and agree to use your best efforts to find prospective purchasers for the Shares. FINOVA and the Company expressly acknowledge and agree that your obligations hereunder are on a best efforts basis only and that the execution of this Agreement does not constitute a commitment by you or any other person or entity to purchase Shares and does not ensure the successful placement of all or any of the Shares.

                  B. The "Offering Period" shall mean that period during which Shares may be offered for sale, commencing on the day the Registration Statement is filed with the SEC, and continuing until the close of business on March 31, 2001 (the "Termination Date") (subject to the right upon the mutual agreement of the Company, FINOVA and you to extend the Offering Period to a date not later than June 30, 2001; provided, however, that the Offering Period shall in all events terminate upon the sale of all of the Shares).

                  C. You may, in your sole discretion, request other registered broker-dealers who are members of the National Association of Securities Dealers, Inc. ("NASD"), to assist in the efforts to place the Shares. All such additional broker-dealers are referred to herein as "Soliciting Dealers." The allocation of Shares among you and the Soliciting Dealers shall be made by you. Before you retain any Soliciting Dealer, you will cause the Soliciting Dealer to execute a Soliciting Dealer Agreement in form and substance which you, the Company and FINOVA shall agree.

                  D. Subject to the performance by FINOVA and the Company of their respective obligations to be performed under this Agreement, you hereby accept such agency and agree on the terms and conditions herein set forth to use your best efforts during the Offering Period to find purchasers for the Shares. Upon termination of the Offering, your agency and this Agreement shall terminate without obligation on your part or on the part of FINOVA or the Company to you, except as set forth in this Agreement. We acknowledge that your actions hereunder at all times will be as an agent and not as a principal and that you have no obligation or commitment to purchase any Shares under any circumstances.

                  E. The offering of the Shares shall be at the offering price and upon the terms and conditions set forth in the Prospectus, subject to the terms and conditions herein set forth. Subject to the terms hereof, offers and, after the effective date of the Registration Statement, sales of the Shares will occur continuously during the Offering Period.

         3. Representations, Warranties, and Covenants of FINOVA, the Company and Placement Agent.

                  A. The Company represents, warrants, and covenants to you and FINOVA as follows:



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

                           (a)      The Company meets the requirements for use
of Form S-3 under the Securities Act of 1933, as amended (the "1933 Act"), and the rules and regulations (the "1933 Act Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has filed a registration statement on such Form (Registration No. 333-50796) which has become effective, for the registration of the Shares under the 1933 Act and the 1933 Act Regulations. The Commission has not issued any order preventing or suspending the use of the Prospectus or the Preliminary Prospectus (as defined below). The term "Preliminary Prospectus" as used herein means a preliminary prospectus relating to the Shares and FINOVA Shares as contemplated by Rule 430 or Rule 430A ("Rule 430A") of the 1933 Act Regulations included at any time as part of the registration statement. Copies of such registration statement and amendments and of each related Preliminary Prospectus have been delivered to the Placement Agent and to FINOVA. If such registration statement has not become effective, a further amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective will be filed promptly by the Company with the Commission. If such registration statement has become effective, a final prospectus relating to the Shares containing information permitted to be omitted at the time effectiveness by Rule 430A will be filed by the Company with the Commission in accordance with Rule 424(b) of the 1933 Act Regulations promptly after execution and delivery of this Agreement. The term "Registration Statement" means the registration statement as amended at the time it becomes or became effective (the "Effective Date"), including all material incorporated by reference therein and any information deemed to be included by Rule 430A and any additional registration statement filed pursuant to Rule 462(b) of the Rules and Regulations ("Rule 462(b)") with respect to the Shares ("Rule 462(b) Registration Statement"). The term "Prospectus" means the prospectus relating to the Shares as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no such filing is required, the form of final prospectus relating to the Shares included in the Registration Statement at the Effective Date. Any reference herein to the Registration Statement, the Prospectus or any Preliminary Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "1934 Act"), on or before the date of this Agreement, or the issue date of the Prospectus or any Preliminary Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Prospectus or any Preliminary Prospectus shall be deemed to refer to and include the filing of any document under the 1934 Act after the date of this Agreement, or the issue date of the Prospectus or any Preliminary Prospectus, as the case may be, and deemed to be incorporated therein by reference.

                           (b)      On the date that any Preliminary Prospectus
was filed with the Commission, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the initial Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement, each Preliminary Prospectus and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included in the Prospectus, did or will comply with all applicable provisions of the 1933 Act and the 1933 Act Regulations and the 1934 Act and the rules and regulations promulgated thereunder (the "1934 Act Regulations") and did or will contain all statements required to be stated therein in accordance with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, at the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at each Closing Date the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has not distributed any offering material in connection with the offering or sale of the Shares, other than the Registration Statement, the Preliminary Prospectus and the Prospectus.

                           (c)      BDO Seidman, LLP, who have certified the
financial statements and supporting schedules included in the Registration Statement, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations.

                           (d)      The financial statements included or
incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company as of the dates indicated and its consolidated results of operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. The financial information and statistical data set forth in the Prospectus are prepared on an accounting basis consistent with such financial statements.

                           (e)      Since the respective dates as of which
information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (i) there has been no material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, or in the earnings, business affairs, or business prospects of the Company, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the Company, other than those in the ordinary course of business, which are material with respect to the Company, and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock. The Company has no material contingent obligations which are not disclosed in the Registration Statement or the financial statements incorporated by reference therein.

                           (f)      The Company has been duly incorporated and
is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or results of operations of the Company, taken as a whole (a "Material Adverse Effect"). Other than short-term freely transferable investments in publicly traded companies aggregating less than 5% of such companies or otherwise required to be disclosed under Item 601 of Regulation S-K, the Company does not own, directly or indirectly, any shares of capital stock or any other equity securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity.

                           (g)      The shares of issued and outstanding
capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and have not been issued in violation of or are not otherwise subject to any preemptive or other similar rights; the Shares have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by FINOVA pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and nonassessable; the certificates evidencing the Shares are in due and proper form under Delaware law; the authorized capital stock of the Company, including the Shares, conforms to all statements relating thereto contained in the Prospectus; and the issuance of the Shares is not subject to preemptive or other similar rights. There are no outstanding subscriptions, options, warrants (other than the Warrants) convertible or exchangeable securities or other rights granted to or by the Company to purchase shares of capital stock or other securities of the Company and there are no commitments, plans or arrangements to issue any shares of capital stock or any security convertible or exchangeable for capital stock in the

Company, in each case other than pursuant to the Company's employee benefit, stock option and stock purchase plans in effect as of the date hereof or as otherwise described in the Prospectus.

                           (h)      The Company: (i) is in material compliance
with any and all applicable foreign, United States, state and local environmental laws, rules, regulations, treaties, statutes and codes promulgated by any and all governmental authorities relating to the protection of human health and safety, the environment or toxic substances or wastes, pollutants or contaminates ("Environmental Laws"); (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business as currently conducted; and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals would not, individually or in the aggregate, have a Material Adverse Effect. No action, proceeding, revocation proceeding, writ, injunction or claim is pending or, to the Company's knowledge, threatened against the Company relating to the Environmental Laws.

                           (i)      The Company is not in violation of its
charter or bylaws or similar governing instruments or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust, or other instrument or agreement to which the Company is a party or by which the Company may be bound, or to which any of the property or assets of the Company are subject; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust or other instrument or agreement to which the Company is a party or by which they may be bound, or to which any of the property or assets of the Company are subject, nor will such action result in any violation of the provisions of the charter or bylaws of the Company or any applicable statute, law, rule, regulation, ordinance, decision, directive or order.

                           (j)      No labor dispute with the employees of the
Company exists or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors which might, singly or in the aggregate, be expected to have a Material Adverse Effect.

                           (k)      There is no action, suit or proceeding
before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which, singly or in the aggregate, could result in any Material Adverse Effect, or which, singly or in the aggregate, could materially and adversely affect the properties or assets thereof or which could materially and adversely affect the consummation of this Agreement; all pending legal or governmental proceedings to which the Company is a party or of which any of its properties or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material; and there are no contracts or documents of the Company which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

                           (l)      No relationship, direct or indirect, exists
between or among the Company on the one hand and the directors, officers, shareholders, customers or suppliers of the Company on the other hand, that is required by the 1933 Act or 1934 Act or the 1933 Act Regulations or 1934 Act Regulations to be described in the Registration Statement and the Prospectus or documents incorporated by reference therein that is not described as so required.

                           (m)      The Company owns or is licensed to use all
patents, patent applications, inventions, trademarks, trade names, applications for registration of trademarks, service marks, service mark applications, copyrights, know-how, manufacturing processes, formulae, trade secrets, licenses and rights in any thereof and any other intangible property and assets (herein called the "Proprietary Rights") which are material to the business of the Company as now conducted, in each case as described in the Prospectus. The description of the Proprietary Rights is correct in all material respects and fairly and correctly describes the Company's rights with respect thereto. The Company has no knowledge of, and the Company has not given or received any notice of, any pending conflicts with or infringement of the rights of others with respect to any Proprietary Rights or with respect to any license of Proprietary Rights. No action, suit, arbitration, or legal, administrative or other proceeding, or investigation is pending, or, to the knowledge of the Company, threatened, which involves any Proprietary Rights. The Company is not subject to any judgment, order, writ, injunction or decree of any court or any Federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, or has entered into or is a party to any contract which restricts or impairs the use of any such Proprietary Rights in a manner which would have a material adverse effect on the use of any of the Proprietary Rights. To the knowledge of the Company, no Proprietary Rights used by the Company, and no services or products sold by the Company, conflict with or infringe upon any proprietary rights available to any third party. The Company has not received written notice of any pending conflict with or infringement upon such third party proprietary rights. The Company has not entered into a consent, indemnification, forbearance to sue or settlement agreement with respect to Proprietary Rights other than in the ordinary course of business. No claims have been asserted by any person with respect to the validity of the ownership or right to use the Proprietary Rights of the Company and, to the knowledge of the Company, there is no reasonable basis for any such claim to be successful. The Company has complied, in all material respects, with its contractual obligations relating to the protection of the Proprietary Rights used pursuant to licenses. To the knowledge of the Company, no person is infringing on or violating the Proprietary Rights owned or used by the Company.

                           (n)      No registration, authorization, approval,
qualification or consent of any court or governmental authority or agency is necessary in connection with the offering, issuance or sale of the Shares hereunder, except such as may be required under the 1933 Act or the 1933 Act Regulations or state securities or Blue Sky laws (or such as may be required by the National Association of Securities Dealers, Inc. ("NASD") or the American Stock Exchange).

                           (o)      Except as otherwise disclosed in the
Prospectus, the Company now holds and at each Closing Date will hold, all licenses, certificates, approvals and permits from all state, United States, foreign and other regulatory authorities, including but not limited to the United States Food and Drug Administration (the "FDA") and any foreign regulatory authorities performing functions similar to those performed by the FDA, that are material to the conduct of the business of the Company (as such business is currently conducted), except for such licenses, certificates, approvals and permits the failure of which to hold would not have a Material Adverse Effect, all of which are valid and in full force and effect (and there is no proceeding pending or, to the knowledge of the Company, threatened which may cause any such license, certificate, approval or permit to be withdrawn, canceled, suspended or not renewed). The Company is not in violation of any law, order, rule, regulation, writ, injunction or decree of any court or governmental agency or body, including, but not limited to, the FDA, and the Company has not received any notice of proceedings relating to the revocation or modification of any such permit or any circumstance which would lead it to believe that such proceedings are reasonably likely which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect. All of the descriptions in the Registration Statement and Prospectus of the legal and governmental proceedings by or before the FDA or any foreign, state or local governmental body exercising comparable authority are true, complete and accurate in all material respects.

                           (p)      The Company has all corporate power and
authority to enter into this Agreement, and to perform its obligations hereunder, and all consents, authorizations, approvals and orders required in connection herewith have been obtained, except such as may be required under state securities or Blue Sky laws or the by-laws and rules of the NASD and, if the Registration Statement is not effective under the 1933 Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the 1933 Act. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or the public policy underlying such laws.

                           (q)      There are no persons with registration or
other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act, other than those which have been waived.

                           (r)      No order preventing or suspending the use
of any preliminary prospectus has been issued and no proceedings for that purpose are pending, threatened, or, to the knowledge of the Company, contemplated by the Commission; and to the knowledge of the Company, no order suspending the offering of the Shares in any jurisdiction has been issued and, to the knowledge of the Company, no proceedings for that purpose have been instituted or threatened or are contemplated.

                           (s)      The Company has good and marketable title
to its properties, subject to security interests granted to the Company's lenders. The properties of the Company are, in the aggregate, in good repair (reasonable wear and tear excepted), and suitable for their respective uses. Any real property held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the conduct of the business of the Company.

                           (t)      The Company maintains a system of internal
accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                           (u)      The Company has conducted and is conducting
its business in compliance with all applicable Federal, state, local and foreign statutes, laws, rules, regulations, ordinances, codes, decisions, decrees, directives and orders, except where the failure to do so would not, singly or in the aggregate, have a Material Adverse Effect.

                           (v)      To the Company's knowledge, neither the
Company nor any employee or agent of the Company has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

                           (w)      The Company is not an "investment company"
within the meaning of the Investment Company Act of 1940, as amended.

                           (x)      All offers and sales of capital stock of
the Company prior to the date hereof were at all relevant times duly registered or exempt from the registration requirements of the 1933 Act and were duly registered or subject to an available exemption from the registration requirements of the applicable state securities or Blue Sky laws.

                           (xi)     The Company does not conduct business with
Cuba within the meaning of Section 517.075, Florida Statutes.

                           (y)      The Common Stock is registered pursuant to
Section 12(b) of the 1934 Act. The Shares have been duly authorized for listing on the American Stock Exchange ("AMEX"). The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the 1934 Act or delisting the Common Stock from the AMEX, nor has the Company received any notification that the Commission or the AMEX is contemplating terminating such registration or listing.

                           (z)      Neither the Company, nor, to its knowledge,
any of its officers, directors or affiliates has taken, and at each Closing Date, neither the Company nor, to its knowledge, any of its officers, directors or affiliates will have taken, directly or indirectly, any action which has constituted, or might reasonably be expected to constitute, the stabilization or manipulation of the price of sale or resale of the Common Stock.

                           (aa)     The Company maintains insurance of the
types and in amounts adequate for its business and consistent with insurance coverage maintained by similar companies in similar businesses, including but not limited to, insurance covering product liability and real and personal property owned or leased against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

                           (bb)     The Company has filed all material U.S. and
foreign tax returns required to be filed, which returns are true and correct in all material respects, and the Company is not in default in the payment of any taxes, including penalties and interest, assessments, fees and other charges, shown thereon due or otherwise assessed, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without interest which were payable pursuant to said returns or any assessments with respect thereto.

                           (cc)     Except as described in the Prospectus, to
the Company's knowledge, there are no rule making or similar proceedings before the FDA or comparable Federal, state, local or foreign government bodies which involve or affect the Company, which, if the subject of an action unfavorable to the Company could involve a prospective Material Adverse Effect.

                           (dd)     The Company has not received any
communication (whether written or oral) relating to the termination or threatened termination or modification or threatened modification of any material consulting, licensing, marketing, research and development, cooperative or any similar agreement.

                           (ee)     Each employee of the Company has entered
into a non-competition, non-disclosure and confidentiality agreement with the Company, and, to the Company's knowledge, each such employee is not in violation of such agreement. To the knowledge of the Company, if any full-time employee identified in the Prospectus has entered into any non-competition, non-disclosure, confidentiality or other similar agreement with any party other than the Company, such employee is neither in violation thereof nor is expected to be in violation thereof as a result of the business conducted or expected to be conducted by the Company as described in the Prospectus or such person's performance of his obligations to the Company.

                           (ff)     The Company has delivered to the Placement
Agent an agreement in the form of Attachment A hereto to the effect that the Company will not, without the prior written consent of the Placement Agent, which consent shall not be unreasonably withheld, offer, sell, or otherwise dispose (or announce any offer, sale, grant of any option to purchase or other disposition) of any shares of capital stock of the Company or securities convertible into, or exchangeable or exercisable for, shares of capital stock of the Company for a period of 120 days after the last Closing Date other than
(i) securities issued pursuant to contractual obligations of the Company in effect as of the date of this Agreement and disclosed to and approved by the Placement Agent prior to the Effective Date; (ii) securities issued on a pro rata basis to all holders of outstanding equity securities of the Company; and
(iii) equity securities issued pursuant to employee benefit, purchase or similar plans in effect as of the date hereof.

                           (gg)     The executive officers and the directors of
the Company have delivered to the Placement Agent an agreement in the form of Attachment B hereto to the effect that none of such executive officers and directors will, without the prior written consent of the Placement Agent, which consent shall not be unreasonably withheld, offer, sell, or otherwise dispose (or announce any offer, sale, grant of any option to purchase or other disposition) of any shares of capital stock of the Company or securities convertible into, or exchangeable or exercisable for, shares of capital stock of the Company for a period of 120 days after the last Closing Date other than
(i) dispositions of securities pursuant to contractual obligations of the Company in effect as of the date of this Agreement and disclosed to and approved by the Placement Agent prior to the Effective Date, (ii) dispositions of securities to a third party making a cash tender or exchange offer in compliance with Regulations 14D and 14E under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), following the filing with the Securities and Exchange Commission by the Company, in compliance with the Exchange Act, a Recommendation Statement on Schedule 14D-9 pursuant to which the Company affirmatively recommends to the Company stockholders the acceptance of such cash tender or exchange offer, and (iii) transfers of securities by gift, will or intestacy, including to a trust in which the executive officer or director owns all of the beneficial interest therein provided.

                  B. FINOVA represents, warrants, and covenants to you and the Company as follows:

                           (a)      FINOVA is, and at each Closing Date will
be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with corporate power and authority to own, lease and operate its properties and to conduct its business.

                           (b)      FINOVA has all corporate power and
authority to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it. All authorizations and consents necessary for the execution and delivery by FINOVA of this Agreement have been given. This Agreement has been duly authorized, executed and delivered by or on behalf of FINOVA and constitutes the valid and binding agreement of FINOVA and is enforceable against FINOVA in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws.

                           (c)      FINOVA now has (i) good and marketable
title to the Warrants, free and clear of encumbrances and (ii) full legal right and power, and all authorization and approvals required by law, to exercise the Warrants. At the time of delivery of the Shares hereunder, FINOVA will have (i) good and marketable title to Shares to be sold by FINOVA hereunder, free and clear of all encumbrances, and (ii) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver the Shares and to make the representations, warranties and agreements made by FINOVA herein.

                           (d)      The execution, delivery or performance of
this Agreement and the consummation of the transactions contemplated herein by FINOVA do not conflict or will not conflict with or do not result or will not result in any breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any encumbrance upon, any property or assets of FINOVA pursuant to (i) the terms of its organizational documents; (ii) the terms of any material contract or other agreement to which FINOVA is a party or by which it is bound or to which any of its properties is subject, which conflict, breach, violation or default would adversely affect FINOVA's ability to perform its obligations hereunder; (iii) any statute, rule or regulation of any governmental body having jurisdiction over FINOVA or any of its activities or properties; or (iv) the terms of any judgment, decree or order of any arbitration or governmental body having such jurisdiction.

                           (e)      No consent, approval, authorization or
order of, or any filing or declaration with any governmental body is required for the consummation by FINOVA of the transactions on its part contemplated herein, except such as have been obtained under the state securities or Blue Sky laws and under the NASD rules.

                           (f)      The sale of Shares proposed to be sold by
FINOVA is not prompted by FINOVA's knowledge of any material adverse information concerning the Company or its subsidiaries which is not set forth or described in the Prospectus.

                           (g)      On the date of the Prospectus, the
information with respect to FINOVA included therein did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                           (h)      On the Effective Date and when any
post-effective amendment to the Registration Statement becomes effective, or any amendment or supplement to the Prospectus is filed with the Commission, no information regarding FINOVA included in the Registration Statement or any such post-effective amendment, or any amendment or supplement to the Prospectus, did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at each Closing Date, the information regarding FINOVA included in the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (i)      FINOVA has delivered to the Placement Agent
an agreement in the form of Attachment B hereto to the effect that it will not, without the prior written consent of the Placement Agent, offer, sell, or otherwise dispose (or announce any offer, sale, grant of any option to purchase or other disposition) of any shares of capital stock of the Company or securities convertible into, or exchangeable or exercisable for, shares of capital stock of the Company for a period of 120 days after the last Closing Date.

                  C. Placement Agent represents, warrants and covenants to the Company and FINOVA as follows:

                           (a)      Placement Agent has the necessary power and
authority to enter into this Agreement and to consummate the transactions contemplated hereby.

                           (b)      Placement Agent is a corporation, duly
organized, validly existing, and in good standing under the laws of the State of Delaware. Placement Agent has the requisite corporate power and authority to execute this Agreement and to perform its duties hereunder, and the execution and delivery by it of this Agreement and the consummation of the transactions herein contemplated will not result in any violation of, or be in conflict with, or constitute a default under, any material agreement or instrument to which Placement Agent is a party or by which Placement Agent or its properties are bound, or any judgment, decree, order, or, to its knowledge, any statute, rule or regulation applicable to Placement Agent.

                           (c)      Placement Agent is a member of the NASD and
a broker-dealer registered as such under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and under the securities laws of the states in which the Shares are to be offered or sold.

                           (d)      This Agreement has been duly authorized
and, when executed and delivered by Placement Agent and the other parties hereto, will be Placement Agent's legal, valid and binding agreement, enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by (i) bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, or similar laws from time to time in effect and affecting the rights of creditors generally, (ii) limitations upon the power of a court to grant specific performance or any other remedy with respect to the enforcement of this Agreement, (iii) judicial discretion, or
(iv) the extent that the indemnification provisions of this Agreement are or may be held to be violative of public policy (under either state or federal law) in the context of the offer, offer for sale, or sale of securities.

                           (e)      Neither Placement Agent nor any of its
agents or employees has made, or caused to be made, any payment of fees, commissions or other payments of funds, directly or indirectly, to or through any "broker" or "dealer" (as such terms are defined in the 1934 Act), in connection with the offering or sale of the Shares other than brokers or dealers who are registered with the SEC pursuant to the 1934 Act and with the NASD or who are exempt from such registration.

                           (f)      Any information relating to Placement Agent
furnished in writing to the Company and/or its counsel expressly for inclusion in the Registration Statement or Prospectus does not, and will not, on the consummation of any sale of Shares contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         4.       Placement, Payment of Exercise Price and Fees.

                  A. Upon obtaining offers or commitments from prospective purchasers for the purchase of Shares at or above the Minimum Price per Share, you will notify the Company and FINOVA of the name, address and taxpayer I.D. or social security number of each prospective purchaser and the number of Shares to be purchased. Prior to the closing of the sale of any number of Shares (at which time you will collect the sales proceeds for the Shares to be sold) (a "Closing Date"), FINOVA will exercise Warrants for an equivalent number of Shares and will promptly deliver to the Company such notices, documents, instruments or other items reasonably requested by the Company in connection with such exercise of Warrants, including a direction to the Company and the Company's stock transfer agent to issue the Shares underlying the exercised Warrants according to the direction of the purchaser of such Shares. Upon exercise of Warrants, the Company will use its best efforts to cause the Company's transfer agent to issue the underlying Shares promptly.

                  B. Within five days after each Closing Date, and after deducting the Selling Commission (as defined in Section 4.C. below) applicable to such sale, you shall distribute to the Company the net proceeds of the sale of Shares, which shall include the amounts attributable to the exercise price of the related Warrants. FINOVA has agreed to defer the payment to it of the net proceeds that would otherwise have been payable to FINOVA upon the sale of Shares (after retention by you of related Selling Commissions and payment to the Company of the exercise price of the related Warrants), including any amounts that may have been payable by the Company to FINOVA as part of the Guaranteed Minimum (the "FINOVA Proceeds"). Such deferred payment shall be deemed to be an additional advance of the FINOVA Proceeds by FINOVA to the Company under the Company's existing credit facility with FINOVA, and shall be subject to the terms and conditions applicable thereto, provided that the principal amount of the advance shall be payable in full one year after the date the advance is made. The Company and FINOVA shall execute such documents as may be necessary to amend the FINOVA credit facility to reflect the advance and the terms and repayment thereof.

                  C. For acting as exclusive placement agent in connection with the Offering, you shall be entitled to receive from the gross sales proceeds of the sale of Shares as provided hereunder a commission equal to seven percent (7%) (the "Selling Commission") of the aggregate gross proceeds received from the sale of Shares. A portion of the Selling Commission (up to seven percent (7%)) may be reallowed to Soliciting Dealers.

                  D. In addition to the Selling Commission, you will receive a warrant from the Company in the form attached hereto as Attachment C exercisable for one share of the Company's common stock for each ten Shares sold hereunder (the "Placement Agent Warrants"). The exercise price of the Placement Agent Warrants shall be 120% of the average gross sales price of all Shares sold hereunder.

                  E. The Company shall pay all fees, charges, expenses and disbursements in connection with (a) the preparation, printing, filing, distribution and mailing of the Registration Statement and Prospectus and any supplement and amendment thereto and all other documents relating to the Offering and the purchase, sale and issuance of the Shares, including, without limitation, a blue sky memorandum, if any, (b) the issuance, sale, and transfer of the Shares, including any transfer or other taxes payable thereon (other than Selling Commissions and other amounts payable by FINOVA to Placement Agent hereunder), (c) the registration or qualification of the Shares for offer and sale under the securities laws of certain states designated as provided below (including all filing and registration fees). Each party hereto shall be responsible for the payment of their respective attorneys' fees and costs, except that the Company agrees to reimburse the Placement Agent for its attorneys' fees and costs up to a maximum of $25,000.

                  F. It is understood and agreed by the parties hereto that payment of all commissions contemplated hereby shall be made to the Placement Agent, and the Placement Agent in turn will pay any Soliciting Dealer retained by the Placement Agent on such terms to which the Placement Agent and the Soliciting Dealer may agree. The Placement Agent will indemnify and hold harmless the Company and FINOVA from any claim or action by, or liability to, any Soliciting Dealer retained by the Placement Agent arising from or related to the non-payment of commissions or other sums due to any such Soliciting Dealer.

         5.       Covenants of the Company, FINOVA and Placement Agent.

                  A.       The Company and FINOVA (as to (b), (d), (m), (n) and
(o) only) covenant and agree to:

                           (a)      Deliver to you at you offices in Milwaukee,
Wisconsin (Attention: Joseph Hickey), such number of copies of the Prospectus, including any amendment or supplement thereto, and exhibits, as you may reasonably request for the purposes contemplated by the Act or this Agreement.

                           (b)      Comply with all requirements imposed upon
it by the Act, as now and hereafter amended, by the regulations promulgated thereunder from time to time in force, and by all state securities laws and regulations of those states in which an exemption has been obtained or qualification of the Shares has been effected, to permit the continuance of offers and sales of the Shares in accordance with the provisions hereof and of the Prospectus.

                           (c)      During the Offering Period, the Company
will amend or supplement the Registration Statement and Prospectus as necessary to comply with the requirements of the Act.

                           (d)      Notify you immediately of the occurrence of
any event of which the Company or FINOVA becomes aware if such event would cause the Registration Statement or Prospectus (or any documents or incorporated therein by reference) to include an untrue statement of a material fact or, in view of the circumstances under which such statement of fact was made, omit to state any material fact necessary to make the statements therein not misleading, in which event the Company will promptly effect the preparation of an amended or supplemented Registration Statement in form and substance reasonably acceptable to the Placement Agent and its counsel which will correct such statement or omission. All sales of Shares shall cease during the period beginning on the date such notice is given and ending on the date on which an amended or supplemented Registration Statement is filed.

                           (e)      Prior to, or soon as practicable after, the
commencement of the Offering Period, to qualify the Shares (or to obtain an exemption from any registration requirement) for offering and sale under the securities laws relating to the offering or sale of the Shares in such jurisdictions as the Company and you agree; in each jurisdiction where such qualification or exemption shall be effected, the Company will, unless you agree that such action is not at the time necessary or advisable, file and make such statements or reports at such times as are or may reasonably be required by the laws of such jurisdiction.

                           (f)      File its periodic filings under the 1934
Act with the SEC in a timely manner.

                           (g)      Notify you immediately and confirm the
notice in writing of the issuance by the SEC or by any state securities administration of any stop order suspending the offering or sale of the Shares or enjoining the sale of the Shares or of the initiation of any proceedings for that purpose. The Company will make every reasonable effort (i) to prevent the issuance of any such stop order, and (ii) if any such stop order shall at any time be issued, to obtain the lifting thereof at the earliest possible moment. All sales of Shares shall cease during the period beginning on the date such notice is given and ending on the date on which the stop order is lifted.

                           (h)      The Company will not, either prior to the
Effective Date or thereafter during such period as the Prospectus would be required by law to be delivered in connection with sales of the Shares by an underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Placement Agent and FINOVA within a reasonable period of time prior to the filing thereof and the Placement Agent and FINOVA (as to disclosure relating specifically to FINOVA) shall not have objected thereto in good faith.

                           (i)      The Company will use its best efforts to
cause the Registration Statement to become effective, and will notify the Placement Agent and FINOVA promptly, and will confirm such advice in writing,
(1) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (2) of any request by the securities or other governmental authority (including, without limitation, the Commission) of any jurisdiction for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by any securities or other governmental authority (including, without limitation, the Commission) of any jurisdiction of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (4) of the happening of any event during the period mentioned in Section 5.A.(h) that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading and (5) of receipt by the Company or any representative or attorney of the Company of any other communication from the securities or other governmental authority (including, without limitation, the Commission) of any jurisdiction relating to any of the Registration Statement, any Preliminary Prospectus or the Prospectus. If at any time any securities or other governmental authority (including, without limitation, the Commission) of any jurisdiction shall issue any order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. If the Company has omitted any information from the Registration Statement, pursuant to Rule 430A, it will use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and to notify the Placement Agent promptly of all such filings. If the Company elects to rely on Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable filing fees in accordance with Rule 111 of the Rules and Regulations by the earlier of (A) 10:00 p.m., New York time, on the date of this Agreement and (B) the time confirmations are sent or given, as specified by Rule 462(b)(2).

                           (j)      If, at any time when a Prospectus relating
to the Shares is required to be delivered under the 1933 Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would, in the judgment of counsel to the Company or counsel to the Placement Agent, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or the Registration Statement, as then amended or supplemented, would, in the judgment of counsel to the Company or counsel to the Placement Agent, include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if for any other reason it is necessary, in the judgment of counsel to the Company or counsel to the Placement Agent, at any time to amend or supplement the Prospectus or the Registration Statement to comply with the 1933 Act or the 1933 Act Regulations, the Company will promptly notify the Placement Agent and, subject to Section 5.A.(h) hereof, will promptly prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will deliver to the Placement Agent, without charge, such number of copies thereof as the Placement Agent may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the Placement Agent in accordance with applicable law.

                           (k)      The Company will furnish to the Placement
Agent and its counsel, without charge, (i) an aggregate of three signed copies of the registration statement described in Section 3.A.(a) hereof and each pre-effective amendment thereto, including financial statements and schedules, and all exhibits thereto, and any registration statement filed pursuant to Rule 462(b) and (ii) so long as a prospectus relating to the Shares is required to be delivered under the 1933 Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Placement Agent may reasonably request.

                           (l)      The Company will comply with all the
undertakings contained the Registration Statement.

                           (m)      Neither the Company nor FINOVA will, at any
time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the Common Stock to facilitate the sale or resale of any of the Shares.

                           (n)      During the Offering Period, neither the
Company nor FINOVA, nor any of their subsidiaries shall, directly or indirectly, through any officer, director, employee, agent or otherwise (including, without limitation, through any placement agent (other than the Placement Agent), broker, investment banker, attorney or accountant retained by the Company, FINOVA, or any of their subsidiaries or affiliates), solicit, initiate or encourage the submission of any proposal or offer (an "Investment Proposal") from any person or entity (including any of such person's or entity's officers, directors, employees, agents and other representatives) relating to any issuance of the Company's equity securities (including debt securities with any equity feature) or relating to any other transaction having a similar effect or result on the Company's capitalization, or participate in any discussions or negotiations regarding, or furnish to any other person or entity any information with respect to, or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage any effort or attempt by any other person or entity to do or seek to do any of the foregoing, unless the Company or FINOVA, as applicable, notifies the Placement Agent in writing at least ten (10) business days' prior to engaging in any such activities. The Company and FINOVA shall immediately cease and cause to be terminated any and all contacts, discussions and negotiations with third parties regarding any Investment Proposal that has been made as of the date hereof.

                           (o)      FINOVA hereby waives the application of
Section 8(c)(iv) of the Stock Purchase Warrant dated September 30, 1999, whereby the Company granted the Warrants to FINOVA, to the Placement Agent Warrants.

                           You may waive in writing the performance by the
Company and FINOVA of any one or more of the foregoing covenants or extend the time for their performance.

                  B. Placement Agent covenants and agrees with the Company and FINOVA that Placement Agent will:

                           (a)      In connection with the offer and sale of
the Shares, comply with all requirements imposed upon you by the Act, as now and hereafter amended, by the regulations promulgated thereunder or other federal regulations applicable to the Offering, the sale of Shares or your activities, as from time to time in force, by all applicable state securities laws and regulations and by this Agreement.

                           (b)      Provide the Company with such information
relating to the offer and sale of the Shares by you as the Company may from time to time reasonably request or as may be requested to enable the Company to prepare such other reports of sale as may be required to be filed under applicable state securities laws.

                           (c)      Not take any action or permit any action to
occur that would result in any of the representations and warranties of Placement Agent contained herein being untrue in any material respect as of a time immediately after such action is taken or permitted.

                           (d)      Offer the Shares in accordance with the
applicable provisions of the Act and not take, or omit to take, any action in connection with offers and sales of Shares that would cause the offering not to be made in compliance with the Act or other applicable law or regulation; and you will not offer the Shares for sale in any jurisdiction unless and until you have been advised that the Shares are either registered in accordance with, or exempt from, the securities and other laws applicable thereto.

                           (f)      Make no representations concerning the
Offering, except as set forth in the Prospectus, as supplemented or amended from time to time.

         6. Conditions of the Obligations of the Placement Agent. The obligations of the Placement Agent hereunder are subject to the following conditions:

                  (a) Notification that the Registration Statement has become effective shall be received by the Placement Agent not later than 5:30 p.m., Milwaukee time, on the date of this Agreement or at such later date and time as shall be consented to by the Placement Agent and all filings required by Rule 424 of the Rules and Regulations and Rule 430A shall have been made.

                  (b)      (i)      No stop order suspending the effectiveness
of the Registration Statement shall have been issued, and no proceedings for that purpose shall be pending or threatened by any securities or other governmental authority (including, without limitation, the Commission), (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by any securities or other governmental authority (including, without limitation, the Commission),
(iii) any request for additional information on the part of the staff of any securities or other governmental authority (including, without limitation, the Commission) shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Placement Agent and the Placement Agent did not object thereto in good faith, and the Placement Agent shall have received certificates, dated the Closing Date and signed by the President and Chief Executive Officer or the Chairman of the Board of Directors of the Company, and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i),
(ii) and (iii).

                  (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change in the general affairs, business, properties, management, condition (financial or otherwise) or results of operations of the Company, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and
(ii) the Company shall not have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Placement Agent any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares at the public offering price.

                  (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of its officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling decision or finding would have a Material Adverse Effect.

                  (e) Each of the representations and warranties of the Company contained herein shall be true and correct in all material respects at each Closing Date, as if made on such date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to each Closing Date shall have been duly performed, fulfilled or complied with.

                  (f) At the time of the execution of this Agreement, the Placement Agent shall have received from BDO Seidman, LLP a letter dated such date, in form and substance satisfactory to the Placement Agent, to the effect that (i) they are independent public accountants with respect to the Company within the meaning of the 1933 Act and the 1933 Act Regulations, (ii) it is their opinion that the financial statements and supporting schedules included in the Registration Statement and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations, and (iii) based upon limited procedures set forth in detail in such letter, nothing has come to their attention which causes them to believe that (A) the unaudited financial statements and supporting schedules of the Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement, or (B) at a specified date not more than five days prior to the date of this Agreement, there has been any change in the capital stock of the Company or any increase in the consolidated long-term debt of the Company or any decrease in consolidated net current assets or net assets as compared with the amounts shown in the September 30, 2000 balance sheet included in the Registration Statement or, during the period from September 30, 2000 to a specified date not more than five days prior to the date of this Agreement, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues, net income or net income per share of the Company, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur.

                  (g) The Placement Agent shall have received from BDO Seidman, LLP a letter, dated as of each Closing Date, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f) of this Section, except that the specified date referred to shall be a date not more than five days prior to such Closing Date.

                  (h) At each Closing Date, there shall be furnished to the Placement Agent a certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Placement Agent, to the effect that:

                           (i)      Each signer of such certificate has
carefully examined the Registration Statement and the Prospectus and (A) as of the date of such certificate, (x) the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (y) the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (B) since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect.

                           (ii)     Each of the representations and warranties
of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects.

                           (iii)    Each of the covenants required herein to be
performed by the Company on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the delivery of such certificate has been duly, timely and fully complied with.

                           (iv)     No stop order suspending the effectiveness
of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to their knowledge, are contemplated by the Commission.

                           (v)      Subsequent to the date of the most recent
financial statements in the Prospectus, there has been no material adverse change in the financial position or results of operations of the Company, except as set forth in or contemplated by the Prospectus.

                  (j) The Shares shall have been authorized for quotation on the AMEX.

                  (k) Counsel for the Placement Agent shall have been furnished with such documents and opinions as they may require in order to evidence the accuracy of any of the representations or warranties or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Shares as herein contemplated shall be satisfactory in form and substance to the Placement Agent and counsel for the Placement Agent. Any certificate or document signed by any officer of the Company and delivered to you or to your counsel shall be deemed a representation and warranty by the Company to each of you as to the statements made therein and such statements are true and correct except where the inaccuracy of such statements alone or in the aggregate would not have a Material Adverse Effect.

                  (l) FINOVA shall have furnished to the Placement Agent such certificates, in addition to those specifically mentioned herein, as the Placement Agent may have reasonably requested as to the accuracy and completeness at each Closing Date of any statement in the Registration Statement or the Prospectus regarding FINOVA, as to the accuracy at each Closing Date of the representations and warranties of FINOVA, as to the performance by FINOVA of its obligations hereunder, and as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Placement Agent.

                  (m) The Placement Agent shall have received an opinion, dated as of each Closing Date, of Baker and Hostetler LLP, counsel for the Company, in form and substance reasonably satisfactory to counsel for the Placement Agent.


         7.       [Reserved]


         8.       Indemnification.

                  (a) The Company shall indemnify and hold harmless the Placement Agent and FINOVA, the directors, officers, employees and agents of the Placement Agent and FINOVA and each person, if any, who controls the Placement Agent or FINOVA within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act from and against any and all losses, claims, liabilities, expenses and damages, joint or several (including any and all investigative, reasonable legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which any of them may become subject under the 1933 Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based on a breach of the terms and conditions of this Agreement by the Company, or arise out of or are based upon the inaccuracy of any representation made by the Company herein or any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, the Company's obligations to the Placement Agent in this section shall not apply to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Placement Agent expressly for use therein; and provided further, that the Company's obligations to FINOVA in this section shall not apply to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of FINOVA expressly for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have to the Placement Agent and FINOVA. The Company will not, without the prior written consent of the Placement Agent or FINOVA, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification has been sought hereunder (whether or not such Placement Agent or FINOVA or any person who controls such Placement Agent or FINOVA within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act is a party to each claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Placement Agent and FINOVA and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

                  (b) FINOVA shall indemnify and hold harmless the Placement Agent and the Company, the directors, officers, employees and agents of the Placement Agent and the Company and each person, if any, who controls the Placement Agent or the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, liabilities, expenses and damages, joint or several (including any and all investigative, reasonable legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which any of them may become subject under the 1933 Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based on a breach of the terms and conditions of this Agreement by FINOVA, or arise out of or are based upon the inaccuracy of any representation made by FINOVA herein or any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of FINOVA expressly for use therein. This indemnity agreement will be in addition to any liability which FINOVA may otherwise have to the Company and the Placement Agent. FINOVA will not, without the prior written consent of the Placement Agent or the Company, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification has been sought hereunder (whether or not such Placement Agent or the Company or any person who controls such Placement Agent or the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act is a party to each claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Placement Agent and the Company and each such controlling person from all liability arising out of such claim, action, suit or proceeding. The liability of FINOVA under this section shall be limited to an amount equal to the FINOVA Proceeds. The Company and FINOVA may agree, as among themselves and without limiting the rights of the Placement Agent under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

                  (c) The Placement Agent shall indemnify and hold harmless the Company and FINOVA, the directors, officers, employees and agents of the Company and FINOVA and each person, if any, who controls the Company and FINOVA within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, liabilities, expenses and damages, joint or several (including any and all investigative, reasonable legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which any of them may become subject under the 1933 Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based on a breach of the terms and conditions of this Agreement by the Placement Agent, or arise out of or are based upon the inaccuracy of any representation made by the Placement Agent herein or any untrue or alleged untrue statement of any material fact contained in the

Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Placement Agent expressly for use therein. This indemnity agreement will be in addition to any liability which the Placement Agent may otherwise have to the Company and FINOVA. The Placement Agent will not, without the prior written consent of the Company or FINOVA, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification has been sought hereunder (whether or not the Company or FINOVA or any person who controls the Company or FINOVA within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act is a party to each claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Company and FINOVA and each such controlling person from all liability arising out of such claim, action, suit or proceeding. The liability of the Placement Agent under this section shall be limited to an amount equal to the aggregate Selling Commissions and any expense reimbursements and other amounts paid to the Placement Agent or any Soliciting Dealer hereunder or in connection with this offering.

                  (d) Any party that proposes to assert the right to be indemnified under this Section 8 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 8, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 8 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by, or otherwise prejudices, the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless
(1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded that a conflict exists (based on a written opinion of counsel to the indemnified party) between the indemnified party and the indemnifying party that would prevent the counsel selected by the indemnifying party from representing the indemnified party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (3) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be paid by the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred and demand delivered therefor. No indemnifying party will, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification has been sought hereunder (whether or not the indemnified parties are parties to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld).

                  (e) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 8 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company, FINOVA or the Placement Agent, the Company, FINOVA and the Placement Agent will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Placement Agent such as persons who control the Company within the meaning of the 1933 Act or the 1934 Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company, FINOVA and the Placement Agent may be subject in proportion to the relative benefits received by the Company, FINOVA and the Placement Agent and the relative fault of the Company, FINOVA and the Placement Agent, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. The relative benefits received by the Company shall be deemed to be in the same proportion as the amounts received by the Company pursuant to Section 4 above (less the amount of the FINOVA Proceeds) bear to total gross proceeds from the offering. The relative benefits received by FINOVA shall be deemed to be in the same proportion as the amount of the FINOVA Proceeds bears to total gross proceeds from the offering. The relative benefits received by the Placement Agent shall be deemed to be in the same proportion as the amounts received by the Placement Agent pursuant to Section 4 above bears to total gross proceeds from the offering. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, FINOVA or the Placement Agent, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, FINOVA and the Placement Agent agree that it would not be just and equitable if contributions pursuant to this
Section 8(e) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 8(e) shall be deemed to include, for purpose of this Section 8(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 8(e), the Placement Agent shall not be required to contribute any amount in excess of the aggregate Selling Commissions and any expense reimbursements and other amounts paid to the Placement Agent or any Soliciting Dealer under this Agreement or in connection with this offering, and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8(e), any person who controls a party to this Agreement within the meaning of the 1933 Act or the 1934 Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 8(e), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 8(e). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld)

         9. Compliance. All actions, direct or indirect, by you, the Company and FINOVA and their respective agents, employees and Affiliates in connection with the offering and sale of the Shares shall conform to the requirements of the 1933 Act, the regulations promulgated thereunder, and all other applicable laws and regulations and to all procedures for the offering and sale of the Shares established by you.

         10. Representations and Agreements to Survive Sale and Payment. Except as the context otherwise requires, all representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties, and agreements at the consummation of the sale of any Shares, and such representations, warranties and agreements of Placement Agent, the Company, and FINOVA, including the indemnity agreements contained in Section 8 hereof and the covenants and agreements contained in Sections 3, 4 and 5 hereof, shall remain operative and in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Placement Agent or any controlling person of the Placement Agent, or the Company or FINOVA or any officer or director or controlling person of the Company or FINOVA, and shall survive the sale of, and payment for, the Shares.



         11.      Termination of this Agreement.

                  (a) The obligations of the Placement Agent under this Agreement (other than those obligations that expressly survive expiration or termination of this Agreement) may be terminated at any time prior to a Closing Date, by notice to the Company from the Placement Agent, without liability on the part of the Placement Agent to the Company or FINOVA if, prior to delivery and payment for the Shares (i) trading in the Common Stock of the Company shall have been suspended by the Commission or by the AMEX, (ii) trading in securities generally on the New York Stock Exchange or the AMEX shall have been suspended or limited or minimum or maximum prices shall have been generally established on any of such exchanges, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by any of such exchanges or by order of the Commission or any court or other governmental authority, (iii) a general banking moratorium shall have been declared by Federal or New York State authorities or (iv) in the reasonable judgment of the Placement Agent, any material adverse change in the financial or securities markets in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred, the effect of any of which is such as to make it, in the sole judgment of the Placement Agent, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus.

                  (b) If this Agreement shall be terminated pursuant to this Section 11 hereof, neither the Company nor FINOVA shall then be under any liability to the Placement Agent except as provided in Sections 8 and 10 hereof, and in this Section 11(b). In the event that any Shares are not delivered by or on behalf of FINOVA as provided herein, as a result of FINOVA's failure or refusal to exercise the related Warrants in accordance with the terms thereof or hereof, FINOVA will reimburse the Placement Agent for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Placement Agent in making preparations for the placement of the Shares not so delivered, but the Company and FINOVA shall then be under no further liability to the Placement Agent in respect of the Shares not so delivered except as provided in Sections 8 and 10 hereof. In the event that any Shares are not delivered by or on behalf of FINOVA as provided herein, as a result of the Company's failure or refusal to complete the Share issuance other than as a result of FINOVA's failure or refusal to exercise the related Warrants in accordance with the terms thereof or hereof, the Company will reimburse the Placement Agent for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Placement Agent in making preparations for the placement of the Shares not so delivered, but the Company and FINOVA shall then be under no further liability to the Placement Agent in respect of the Shares not so delivered except as provided in Sections 8 and 10 hereof.

         12. Severability. If any portion of this Agreement shall be held invalid or inoperative, then, so far as is reasonable and possible (A) the remainder of this Agreement shall be considered valid and operative and (B) effect shall be given to the intent manifested by the portion held invalid or inoperative.

         13. Modification or Amendment. This Agreement may not be modified or amended except by written agreement executed by the parties hereto.

         14. Number and Gender of Words. Whenever the context so requires, the masculine shall include the feminine and neuter, and the singular shall include the plural, and conversely.

         15. Other Instruments. The parties hereto covenant and agree that they will execute such other and further instruments and documents as are or may become necessary or convenient to effectuate and carry out this Agreement.

         16. Captions. The captions used in this Agreement are for convenience only and shall not be construed in interpreting this Agreement.

         17. Parties. This Agreement shall be binding upon the parties hereto and inure solely to the benefit of the parties hereto and, to the extent provided in Sections 8 and 10 hereof, the affiliates, officers, directors, employees and agents of the Company, FINOVA and the Placement Agent, and their respective successors, legal representatives, heirs, and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained.

         18. Survival. Any termination of the Offering without consummation thereof shall be without obligation on the part of any party except that the indemnification provided in Section 8 hereof shall survive any termination or the expiration of the Offering Period, and shall survive the sale of the Shares; and except that the Placement Agent shall be entitled to retain any and all fees and other payments to the extent paid prior to the date of termination.

         19. No Other Beneficiaries. This Agreement is intended for the sole and exclusive benefit of the parties hereto and their respective successors and controlling persons, and no other person, firm or corporation shall have any third-party beneficiary or other rights hereunder.

         20. Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of Florida. The parties hereby agree: (i) in any legal proceeding brought in connection with this Agreement or the transactions contemplated hereby, to irrevocably submit to the nonexclusive in personam, jurisdiction of (A) any state or federal court of competent jurisdiction sitting in the State of Florida, County of Orange; or
(B) in the event that any party is a defendant in any legal proceeding in which it seeks to join the other as a third party defendant, then, any state or federal court in which such proceeding has properly been brought, and consents to suit therein; and (ii) to waive any objection they may now or hereafter have to the venue of such proceeding in any such court or that such proceeding was brought in an inconvenient court.

         21. Notices. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or by express or overnight courier or delivery, receipt acknowledged, or three days after being sent by registered or certified mail, return receipt requested, postage prepaid. All notices shall be made to the parties at the addresses designated above, or at such other or different addresses which a party may subsequently provide with notice thereof, and to their respective legal counsel, as follows:

                  A.       If to the Placement Agent, to:
                           Tucker Anthony Incorporated
                           100 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202
                           Attention:  Joseph Hickey

                           with a copy to:
                           Godfrey & Kahn, S.C.
                           780 North Water Street
                           Milwaukee, Wisconsin 53202
                           Attention:  Christopher B. Noyes, Esq.

or to such other person or address as the Placement Agent shall furnish the other parties in writing.

                  B.       If to the Company, to:
                           Galaxy Nutritional Foods, Inc.
                           2901 Titan Row
                           Orlando, Florida 32809
                           Attention:  Keith A. Ewing

                           with a copy to:

                           Baker & Hostetler LLP
                           200 South Orange Avenue, Suite 2300
                           Post Office Box 112
                           Orlando, Florida 32802
                           Attention:  Kenneth C. Wright, Esquire

or to such other person or address as the Company shall furnish the other parties in writing.

                  C.       If to FINOVA, to:
                           FINOVA Mezzanine Capital Inc.
                           500 Church Street, Suite 200
                           Nashville, Tennessee 37219
                           Attention:  Philip J. Clark, Esquire

                           with a copy to:

                           Harwell, Howard, Hyne, Gabbert & Manner, P.C.
                           1800 First American Center
                           Nashville, Tennessee 37235
                           Attention:  David C. Cox, Esquire
or to such other person or address as FINOVA shall furnish the other parties in writing.

         22. Counterparts. This Agreement may be signed in counterparts with the same effect as if both parties had signed one and the same instrument.

         23. Attorneys' Fees. In the event that any litigation, including any appeals, is instituted in connection with the breach, enforcement or interpretation of this Agreement, including, without limitation, any action seeking declaratory relief, equitable relief, injunctive relief, or any action at law for damages, the prevailing party shall be entitled to recover all reasonable attorneys' fees, paralegals' fees and court costs incurred in connection therewith. It is acknowledged and agreed that a breach of any of the representations, warranties or covenants contained herein shall constitute a breach of this Agreement.

         24. WAIVER OF JURY TRIAL. THE PLACEMENT AGENT, THE COMPANY AND FINOVA EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THIS AGREEMENT, AND ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PLACEMENT AGENT TO ENTER INTO THIS AGREEMENT.

         25. Mediation. The parties hereto agree that before commencing any lawsuit regarding any dispute arising under or related to this Agreement, reasonable attempts shall be made to resolve such dispute through mediation. In the event of such a dispute, any party may notify the other two parties, in writing, of its intention to initiate mediation with respect thereto. Promptly thereafter, the Placement Agent, the Company and FINOVA shall mutually agree on a mediator to mediate the dispute and shall determine the schedule for such mediation. If the parties are unable to agree upon a mediator within ten business days following the delivery of the intent to mediate, or if any party in its sole discretion elects, for any reason whatsoever, to discontinue to the mediation during its pendency, all attempts to mediate the dispute may be abandoned and the parties may file their claims and actions in the appropriate judicial forum. The Placement Agent, the Company and FINOVA shall each make a representative with full power to enter into a settlement available for mediation between the hours of 9:00 a.m. and 5:00 p.m. on the date or dates agreed upon by the parties for the mediation. All parties shall bear an equal portion of the mediator's fee and the costs associated with the mediation (but not the costs of any individual party, which costs shall be borne by the respective party).

         26. Entire Agreement. This Agreement and the letter agreement by and between the Placement Agent and the Company dated August 7, 2000 contain the entire understanding between the parties hereto and supersede any prior understanding or written or oral agreements between them respecting the subject matter hereof and thereof.

         If the foregoing correctly sets forth the understanding between you and the remaining parties hereto, please so indicate in the space provided below for that purpose, where upon this letter shall constitute a binding agreement among us.

                                          Very truly yours,

                                          GALAXY NUTRITIONAL FOODS, INC.


                                          By:
                                             ----------------------------------
                                                  Keith A. Ewing,
                                                  Chief Financial Officer


                                          FINOVA MEZZANINE CAPITAL INC.


                                          By:
                                             ----------------------------------
                                          Name:
                                                -------------------------------
                                          Title:
                                                -------------------------------

AGREED TO AND ACCEPTED:

TUCKER ANTHONY INCORPORATED


By:
   ----------------------------------
Name:
      -------------------------------
Title:
      -------------------------------

                                  ATTACHMENT A

                               December __, 2000

Tucker Anthony Capital Markets
100 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

Ladies and Gentlemen:

Galaxy Nutritional Foods, Inc. (the "Company") intends to enter into a warrant exercise and placement agent agreement (the "Agreement") with Tucker Anthony Capital Markets (the "Placement Agent") and FINOVA Mezzanine Capital, Inc., providing for the public offering by the Placement Agent of common stock (the "Common Stock") of the Company (the "Public Offering").

In consideration of the Placement Agent's agreement to make the Public Offering and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the Company agrees that, without the prior written consent of the Placement Agent, which consent shall not be unreasonably withheld, the Company will not, directly or indirectly offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any shares of Common Stock or securities convertible into, or exchangeable or exercisable for, shares of Common Stock (together with the Common Stock, "Securities"), except to the extent such Securities are included in and sold pursuant to the registration statement related to the Public Offering and the Agreement, or enter into any Hedging Transaction (as defined below) relating to any Securities (each of the foregoing referred to as a "Disposition") or announce any Disposition for a period commencing on the date hereof and ending on the date that is 120 days after the last closing date of a sale of Common Stock pursuant to the Agreement (the "Lock-up Period"). "Hedging Transaction" means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock.

This Lock-Up Agreement shall not apply to (i) Securities issued pursuant to contractual obligations of the Company, in effect as of the date hereof which are disclosed to and approved by the Placement Agent prior to the effective date of the registration statement related to the Public Offering, including, without limitation, Securities to be issued upon the exercise of options and warrants outstanding as of the date hereof, (ii) Securities issued on a pro rata basis to all holders of the outstanding equity securities of the Company and (iii) Securities issued pursuant to employee benefit or purchase plans in effect as of the date hereof. With respect to subsection (i) above, the Placement Agent is deemed to have knowledge of and to have approved all contractual obligations of the Company to issue Securities, including outstanding options and warrants, to the extent disclosed in the registration statement or prospectus for the Public Offering, or in any document incorporated by reference therein.

The Company understands that the Placement Agent will proceed with the Public Offering in reliance on this Lock-up Agreement.

                                                Very truly yours,

                                                GALAXY NUTRITIONAL FOODS, INC.

                                                By:
                                                   ---------------------------
                                                        Keith A. Ewing,
                                                        Chief Financial Officer

                                  ATTACHMENT B

                               December __, 2000



Galaxy Nutritional Foods, Inc.
2441 Viscount Row
Orlando, Florida  32809


Tucker Anthony Capital Markets
100 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

Ladies and Gentlemen:

The undersigned understands that Tucker Anthony Capital Markets (the "Placement Agent"), proposes to enter into a warrant exercise and placement agent agreement (the "Agreement") with Galaxy Nutritional Foods, Inc. (the "Company") and FINOVA Mezzanine Capital, Inc., providing for the public offering by the Placement Agent of common stock (the "Common Stock") of the Company (the "Public Offering").

In consideration of the Placement Agent's agreement to make the Public Offering and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that, without the prior written consent of the Placement Agent, which consent shall not be unreasonably withheld, the undersigned will not, directly or indirectly offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any shares of Common Stock or securities convertible into, or exchangeable or exercisable for, shares of Common Stock (together with the Common Stock, "Securities") (including, without limitation, Securities of the Company which may be deemed to be beneficially owned by the undersigned immediately prior to the effective date of the registration statement related to the Public Offering in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"), and Securities which may be issued upon exercise of a stock option or warrant), except to the extent such Securities are included in and sold pursuant to the registration statement related to the Public Offering and the Agreement, or enter into any Hedging Transaction

(as defined below) relating to any Securities (each of the foregoing referred to as a "Disposition") or announce any Disposition for a period commencing on the date hereof and ending on the date that is 120 days after the last closing date of a sale of Common Stock pursuant to the Agreement (the "Lock-up Period"). The foregoing restriction is expressly intended to preclude the undersigned from engaging in any Hedging Transaction or other transaction which is designed to or reasonably expected to lead to or result in a Disposition during the Lock-up Period even if the securities would be disposed of by someone other than the undersigned. "Hedging Transaction" means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock.

This letter agreement (the "Lock-Up Agreement") shall not apply to Dispositions of (i) Securities issued pursuant to contractual obligations of the undersigned in effect as of December __, 2000 which are disclosed to and approved by the Placement Agent prior to the effective date of the registration statement related to the Public Offering, (ii) Dispositions of Securities to a third party making a cash tender or exchange offer in compliance with Regulations 14D and 14E under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), following the filing with the Securities Exchange Commission by the Company, in compliance with the Exchange Act, a Recommendation Statement on
Schedule 14D-9 pursuant to which the Company affirmatively recommends to the Company stockholders the acceptance of such cash tender or exchange offer or
(iii) transfers of any or all of the Securities by gift, will or intestacy, including to a trust in which the undersigned owns all of the beneficial interest therein provided; provided, however, that in any such case it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Securities subject to the provisions of this Lock-up Agreement, and there shall be no further transfer of such Securities except in accordance with this Lock-up Agreement.

Without limiting the restrictions herein, any Disposition by the undersigned shall remain at all times subject to applicable securities laws, including, without limitation, the resale restrictions imposed by Rule 144 promulgated under the Securities Act of 1933, as amended.

The undersigned agrees that the Company may (i) with respect to any Securities for which the undersigned is the holder of record, cause the transfer agent for the Company to note stop transfer instructions with respect to such Securities on the transfer books and records of the Company, and (ii) with respect to any Securities for which the undersigned is the beneficial holder but not the holder of record, cause the holder of record of such Securities to cause the transfer agent for the Company to note stop transfer instructions with respect to such Securities on the transfer books and records of the Company.

The undersigned hereby agrees that, to the extent that the terms of this Lock-up Agreement conflict with or are in any way inconsistent with any agreement providing registration rights to which the undersigned and the Company may be a party, this Lock-up Agreement supersedes such registration rights agreement.

The undersigned understands that the Company and the Placement Agent will proceed with the Public Offering in reliance on this Lock-up Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-up Agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


                                       Very truly yours,




                                       Print Name:
                                                  -----------------------------


                                       ----------------------------------------
                                       Social Security or Taxpayer I.D. Number:

                                  ATTACHMENT C

THIS WARRANT AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES) OR (iii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.


                                       Right to Purchase a maximum of
                                       ______ Shares of Common Stock of Galaxy
                                       Nutritional Foods, Inc.

                                       Date:  ____________, 2001


                         GALAXY NUTRITIONAL FOODS, INC.

                         COMMON STOCK PURCHASE WARRANT

         GALAXY NUTRITIONAL FOODS, INC., a Delaware corporation (the "Company"), hereby certifies that, for value received, Tucker Anthony Incorporated, or its successors and assigns, is entitled, subject to the terms set forth below, to purchase from the Company a maximum of _______ fully paid and nonassessable shares of Common Stock, $.01 par value, of the Company, at the exercise price of $_____ per share, subject to adjustment as provided herein (hereinafter referred to as the "Purchase Price").

         This Warrant may be exercised as provided herein upon surrender of this Warrant and payment of the Purchase Price at an office or agency of the Company. Payment of the Purchase Price may be made in cash, by certified or official bank check in New York Clearing House funds payable to the order of the Company, in Common Stock or any combination thereof. If the holder elects to pay all or part of the Purchase Price in Common Stock, the holder may make such payment either by delivering to the Company a number of shares already owned by the holder equal in value to the Purchase Price multiplied by the number of shares of Common Stock designated by the holder in the subscription at the end hereof or by requesting the Company to withhold from the number of shares of Common Stock deliverable to the holder upon exercise a number of shares equal in value to the Purchase Price multiplied by the number of shares of Common Stock designated by the holder in the subscription at the end hereof. All such shares so delivered or withheld shall be valued at their market price on the business day immediately preceding the day on which such shares are withheld or delivered.

         No Warrant may be exercised after the Expiration Time (as defined below), at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void and of no further force and effect.

         As used herein the following, unless the context otherwise required, have the following respective meanings:

         (a) The term "Change of Control" shall mean (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than a group including the holder, becoming the beneficial owner (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of 35% or more of the then outstanding shares of Common Stock or voting securities representing 35% or more of the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors, (ii) any merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation,
(iii) any liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company, (iv) individuals who, as of the date hereof, constitute the board of directors of the Company cease for any reason to constitute at least of a majority of such board.

         (b) The term "Company" shall include Galaxy Nutritional Foods, Inc., and any entity that shall succeed to or assume the obligations of the Company hereunder.

         (c) The term "Common Stock" includes (i) the Company's Common Stock, $.01 par value per share; (ii) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of directors of the Company; and (iii) any other securities into which or for which any of the securities described in (i) or (ii) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

         (d) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, on the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 of this Warrant or otherwise.

         1.       Exercise of Warrant

                  1.1 Vesting of Warrant. This Warrant shall be fully vested on the date hereof and be exercisable in full two years after the date of issuance. Following such two-year period, this Warrant may be exercised in full or in part according to the terms and conditions in paragraphs 1.2 and 1.3 below. Notwithstanding the foregoing, this Warrant shall be exercisable in full prior to the expiration of the two-year period set forth above upon a Change of Control.

                  1.2 Full Exercise. Once vested, this Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash, by certified or official bank check payable to the order of the Company or Common Stock, in the amount equal to (a) the Purchase Price then in effect, multiplied by (b) the number of shares of Common Stock for which this Warrant is then exercisable.

                  1.3 Partial Exercise. This Warrant may be exercised in part (but not as to fractional shares) by surrender of this Warrant in the manner and at the place provided in Section 1.2 except that the amount payable by the holder on such partial exercise shall be equal to (a) the Purchase Price then in effect, multiplied by (b) the number of shares of Common Stock designated by the holder in the subscription at the end hereof. On any such partial exercise the Company at its expense will issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

                  1.4 Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the holder hereof, acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

         2. Delivery of Stock Certificates on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder may direct (provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid), duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 and otherwise. The Company shall not be required to issue certificates representing fractions of shares of Common Stock and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock.

         3. Adjustment for Dividends in Other Stock, Property or Reclassification. In case at any time or from time to time, the holders of Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor,

                  (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

                  (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

                  (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares of similar corporate rearrangement, other than additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock-split (adjustment in respect of which are provided for in Section 4 hereof), then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 1 hereof, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) which such holder would have received if the holder had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant during the period from the date hereof to and including the date such stock and other securities and property (including cash in the cases referred to in subdivision (b) and (c) of this Section 3) would have been receivable by such holder as aforesaid during such period, giving effect to all adjustments called for during such period by
Section 4 hereof.

         The Company shall notify the holder of each such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

         4. Extraordinary Events. In the event that the Company shall (a) issue additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1 hereof, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (i) the numerator of the Purchase Price which would otherwise (but for the provisions of this Section 4) be in effect, and (ii) the denominator is the Purchase Price in effect on the date of such exercise.

         The Company shall notify the holder of each such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

         5.       Notices of Record Date, etc. In the event of:

                  (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

                  (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date of which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of the Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and
(iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant is to be offered or made. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

         6. Reservation of Stock Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrants.

         7. Exchange of Warrant. On surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant and Warrants of like tenor, in the name of such holder or as such holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

         8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         9. Warrant Agent. The Company may, by written notice to each holder of a Warrant, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1 hereof, exchanging Warrants pursuant to Section 7 hereof, and replacing Warrants pursuant to Section 8 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         10. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         11. Negotiability. This Warrant is issued upon and subject to the following terms:

                  (a) No holder of this Warrant shall, as such, be entitled to vote or to receive dividends or to be deemed the holder of Common Stock that may at any time be issuable upon exercise of the Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon such holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until such holder shall have exercised the Warrant and been issued shares of the Common Stock in accordance with the provisions hereof, except in all cases as otherwise provided in Sections 3 and 4.

                  (b) Neither this Warrant nor any shares of Common Stock purchased pursuant to this Warrant are registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws. Therefore, the Company may require, as a condition of allowing the transfer or exchange of this Warrant or, until a registration statement for such shares has been filed with and declared effective by the Securities and Exchange Commission and applicable state securities commissions, that the holder or transferee of this Warrant or such shares, as the case may be, furnish to the Company an opinion of counsel reasonably acceptable to the Company and its counsel to the effect that such transfer or exchange may be made without registration under the Act and applicable state securities laws.

                  (c) Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

                  (d) Neither this Warrant nor any portion hereof, nor any rights hereunder, may be assigned, sold, transferred, hypothecated or conveyed until such time as this Warrant is exercisable as provided herein; provided, that, the initial holder may assign this Warrant or any portion hereof, or rights hereunder, to officers of the initial holder prior to such time, subject to the terms, conditions and restrictions set forth herein.

         12. Registration Rights. In the event that the Company, at any time commencing after this Warrant has vested and is exercisable and expiring at the Expiration Time, determines to proceed with the actual preparation and filing of a Registration Statement under the Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form) (the "Registration Statement"), the Company will give written notice of such filing to the holder. Upon the written request from the holder within 20 days after receipt of any such notice from the Company, the Company will, except as otherwise provided herein, cause such number of shares of Common Stock issuable to holder upon the exercise of this Warrant which are requested by holder, and which are not otherwise included in any other registration statement (the "Registrable Securities"), to be included in the Registration Statement filed under this paragraph at the Company's cost and expense (excluding underwriting discounts, commissions and filing fees attributable to the holder's Common Stock included therein). The Company shall not have any obligations to holder with respect to a date by which any such Registration Statement filed under this paragraph shall be filed with or declared effective by the SEC or the period of time during which any such Registration Statement shall remain effective. Notwithstanding the foregoing, if any managing underwriter of any offering for which the Registration Statement under this paragraph is to be filed determines and advises in writing that the inclusion of any shares of holder proposed to be included in such offering, together with any other issued and outstanding securities proposed to be included therein by holders of securities other than holder, would interfere with the successful marketing of such securities, then the Registration Statement prepared in connection with such offering will include (i) first, the securities which the Company proposes to sell, then (ii) second, the number of securities held by other parties requested to be included in such Registration Statement, including Registrable Securities, that, in the opinion of the managing underwriter, can be sold without having the material adverse affect referred to above, such amount to be allocated pro rata among all such other parties, including holder, on the basis of the respective number of shares of securities as to which registration has been requested by such holders of shares. The holder shall be entitled to indemnification from the Company for losses, claims, damages, liabilities and expenses to which the holder may become subject under the Act insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any such registration statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, the Company's obligations to the holder under this paragraph shall not apply to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of the holder expressly for use in the registration statement. The Company agrees to provide the registration rights set forth in this paragraph 12 to the holder in such a manner as to permit the holder to dispose of its Registrable Securities in a commercially reasonable manner; provided, however, that the foregoing shall not require the Company to maintain the effectiveness of any registration statement filed hereunder for any specific amount of time.

         13. Notices, etc. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

         14. Governing Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Florida.

         15. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. the headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

         16. Expiration. All rights to exercise this Warrant shall expire at 5:00 P.M., Orlando, Florida time, on ___________ 2005 (the "Expiration Time"). Whether or not surrendered to the Company by the holder, this Warrant shall be deemed canceled upon the expiration hereof.

Attest:                                 GALAXY NUTRITIONAL FOODS, INC.


                                        By:
----------------------------            ---------------------------------------
Cynthia L. Hunter, Secretary                    Keith A. Ewing,
                                                Chief Financial Officer

                              FORM OF SUBSCRIPTION
                   (To be signed only on exercise of Warrant)


TO:
   ------------------------------

         The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder _______________ shares of Common Stock of Galaxy Nutritional Foods, Inc., in consideration for the payment of $______________ and/or __________ shares of Common Stock (at a per share price of $____), and requests that the certificates for such shares be issued in the name of, and delivered to the following:

---------------------------

---------------------------

---------------------------

---------------------------

Dated:                                -----------------------------------------
                                      (Signature must conform to name of holder as specified on the face of the warrant)

                                      -----------------------------------------

                                      -----------------------------------------

                                      -----------------------------------------
                                                      (Address)

                               FORM OF ASSIGNMENT
                   (To be signed only on transfer of Warrant)


         For value received, the undersigned hereby sells, assigns, and transfers unto __________ __________ the right represented by the within Warrant to purchase __________ shares of Common Stock of Galaxy Nutritional Foods, Inc. to which the within Warrant relates, and appoints __________ __________ __________ Attorney to transfer such right on the books of Galaxy Nutritional Foods, Inc. with full power of substitution in the premises.


Dated:                                -----------------------------------------

                                      (Signature must conform to name of holder
                                       as specified on the face of the Warrant)
Signed in the presence of:

                                      -----------------------------------------

--------------------------            -----------------------------------------

--------------------------            -----------------------------------------
      Print Name:                                     (Address)




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